                                                                    Exhibit 99.6


(MERRILL LYNCH LOGO)                     COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2004-FM1

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                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                          $[352,357,000] (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2004-FM1



                       MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER


                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR


                            FREMONT INVESTMENT & LOAN
                                   ORIGINATOR


                           WILSHIRE CREDIT CORPORATION
                                    SERVICER


                        WELLS FARGO BANK MINNESOTA, N.A.
                                     TRUSTEE




                                 AUGUST 3, 2004


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Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                     COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2004-FM1

--------------------------------------------------------------------------------

Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                    SCENARIO                                 1                    2                   3
                         -------------------                          ---------------     ---------------     ---------------
                                       SPEED              PRICING       50% pricing         100% pricing        150% pricing
                                       RATES                              Forward             Forward             Forward
                                    TRIGGERS                                Fail                Fail                Fail
                                CLEANUP CALL                            To Maturity         To Maturity         To Maturity
                         DEFAULT P&I ADVANCE                            100% Advance        100% Advance        100% Advance
                            DEFAULT SEVERITY                                50%                  50%                 50%
                        DEFAULT RECOVERY LAG               Months         6 months            6 months            6 months
                             DEFAULT BALANCE                          Current Balance     Current Balance     Current Balance
                             CPR = CDR + CRR     Capped at prepay
                                   CPR = CRR         PSA standard        CPR = CRR           CPR = CRR           CPR = CRR

                      INITIAL
                         BOND           SUB-
CLASS     RATINGS        SIZE     ORDINATION
-----     -------     -------     ----------

A           AAA         78.00          22.00     CDR                              -                   -                   -
                                                 CummLosses

M1          AA           7.10          14.90     CDR                              -                   -                   -
                                                 CummLosses

M2           A           5.25           9.65     CDR                           9.727%             10.491%             11.733%
                                                 CummLosses                    18.71%              12.18%               9.37%
M3           A-          1.75           7.90     CDR                              -                   -                   -
                                                 CummLosses

B1         BBB +         1.75           6.15     CDR                              -                   -                   -
                                                 CummLosses

B2          BBB          1.50           4.65     CDR                           6.905%              6.373%              6.317%
                                                 CummLosses                    14.69%               8.03%               5.37%
B3         BBB-          1.25           3.40     CDR                           6.512%              5.673%              5.309%
                                                 CummLosses                    14.06%               7.25%               4.57%
B4          BB+          1.75           1.65     CDR                              -                   -                   -
                                                 CummLosses

                         -              1.65     CDR                              -                   -                   -
                                                 CummLosses

OC                       1.65             -                                       -                   -                   -

                     SCENARIO 1    SCENARIO 2    SCENARIO 3
                     ----------    ----------    ----------

      PREPAY          50%/150%        100%           100%
       RATES            frwd          fwd         frwd + 200
         CDR              0            6              6
    SEVERITY              0%          55%             55%
RECOVERY LAG               -              6             6
                      TO CALL        TO CALL       TO CALL

      PERIOD            AFCap       Exc Sprd      Exc Sprd
     -------            -----       --------      --------
     AVG YR1             6.62            355           177
     AVG YR2             7.74            309           114
     AVG YR3             8.97            386           239
     AVG YR4             8.50            329           245
     AVG YR5             8.13            248           172
     -------            -----       --------      --------
           1             4.56            254           254
           2             6.84            459           262
           3             6.63            416           221
           4             6.85            418           223
           5             6.64            379           185
           6             6.65            363           170
           7             7.37            417           222
           8             6.67            332           139
           9             6.91            339           144
          10             6.70            301           107
          11             6.93            309           114
          12             6.72            276            82
          13             6.73            261            67
          14             6.97            269            73
          15             6.76            239            47
          16             7.00            246            52
          17             6.79            214            26
          18             6.91            215            29
          19             9.36            468           262
          20             8.42            367           168
          21             8.66            388           187
          22             8.35            345           148
          23             8.62            363           166
          24             8.34            333           141
          25             8.84            394           212
          26             9.10            416           234
          27             8.78            380           200
          28             9.04            399           219
          29             8.72            360           182
          30             8.71            355           182
          31             9.86            484           368
          32             8.87            373           254
          33             9.13            399           281
          34             8.81            356           239
          35             9.07            379           263
          36             8.75            342           227
          37             8.82            351           263
          38             8.83            375           289
          39             8.45            337           250
          40             8.68            358           274
          41             8.36            317           232
          42             8.32            310           226
          43             8.92            383           300
          44             8.30            308           223
          45             8.54            333           251
          46             8.22            290           209
          47             8.45            313           234
          48             8.15            272           193
          49             8.15            273           189

          50             8.38            297           215
          51             8.07            257           176
          52             8.31            279           201
          53             8.00            238           161
          54             7.97            230           155
          55             8.82            331           254
          56             7.93            219           141
          57             8.16            241           169
          58             7.87            202           129
          59             8.10            220           154
          60             7.82            187           115
          61             7.81            185           107
          62             8.04            202           134
          63             7.76            171            94
          64             7.99            187           119
          65             7.71            156            79
          66             7.70            149            72
          67             8.52            231           171
          68             7.67            ***           ***
          69             7.91            ***           ***
          70             7.64            ***           ***
          71             7.88            ***           ***
          72             7.61            ***           ***
          73             7.61            ***           ***
          74             7.85            ***           ***
          75             7.58            ***           ***
          76             7.82            ***           ***
          77             7.56            ***           ***
          78             7.55            ***           ***
          79             8.36            ***           ***
          80             7.54            ***           ***
          81             7.78            ***           ***
          82             7.52            ***           ***
          83             7.76            ***           ***
          84             7.51            ***           ***
          85             7.50            ***           ***
          86             7.74            ***           ***
          87             7.49            ***           ***
          88             7.73            ***           ***
          89             7.48            ***           ***
          90             7.47            ***           ***
          91             7.99            ***           ***
          92             7.47            ***           ***
          93             7.71            ***           ***
          94             7.46            ***           ***
          95              ***            ***           ***